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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 21, 1997

                          GROVE REAL ESTATE ASSET TRUST
             (Exact name of registrant as specified in its charter)

        Maryland                        1-13080                  06-1391084
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)

 598 Asylum Avenue Hartford, Connecticut                           06105
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (860) 246-1126

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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

Item 5. Other Events.

      On February 13, 1997, the Registrant filed a Proxy Statement with the Securities and Exchange Commission (the "Proxy Statement") which contemplates certain transactions (the "Consolidation Transactions") pursuant to which the Registrant will become a self-administered and self-managed real estate investment trust with control over a portfolio of 23 multi-family residential projects and a neighborhood shopping center in the Northeastern United States.

      Pursuant to a private placement (the "Private Placement") of common shares of beneficial interest, par value $0.01 per share (the "Common Shares"), the Registrant will sell Common Shares totaling, in the aggregate, up to 3,333,333 Common Shares, and will grant certain registration rights with respect to such securities. The price per Common Share in the Private Placement will be $9.00, with total gross proceeds to the Registrant of up to $30.0 million (the "Maximum Private Placement"). Consummation of the Consolidation Transactions is conditioned upon, among other things, completion of the Private Placement resulting in gross proceeds to the Registrant of not less than $17.5 million (the "Minimum Private Placement"), the minimum gross proceeds necessary to fund the Consolidation Transactions, assuming all limited partners of certain Property Partnerships (as defined in the Proxy Statement) entitled to receive cash in the Exchange Offer, dated December 2, 1996, from Grove Operating, L.P. (the "Operating Partnership") to such limited partners in exchange for their interests in such Property Partnerships elect to do so. To the extent that such limited partners elect to receive units of beneficial interest in the Operating Partnership (the "Common Units") in lieu of cash, such minimum condition could be reduced (at a rate of $9.00 per Common Unit issued to such limited partners) to as low as $15.0 million. The Registrant currently expects to receive gross proceeds equal to the Maximum Private Placement ($30.0 million) in connection with the Private Placement.

      The Securities Purchase Agreements to be entered into in connection with the Private Placement contain representations and warranties by the Registrant customary for transactions of this type, and each of the Registrant's and the Private Placement investors' obligations to effect the closing for the securities sales is subject to various conditions, including the condition regarding minimum gross proceeds described above. The Registrant has agreed to file six months after the completion of the Consolidation Transactions, and generally keep continuously effective, a registration statement covering the re-sale of Common Shares issued in the Private Placement. Such registration rights will be subject to certain significant customary blackout provisions and certain other limitations.

      Certain of the purchasers in the Private Placement will own in excess of 5% of the issued and outstanding Common Shares upon consummation of the Consolidation Transactions (including the Private Placement). The Securities Purchase Agreements entered into in connection with such significant investments include additional terms in favor of the purchasers. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS" below.


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

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth the beneficial ownership of Common Shares and Common Units by each person the Registrant expects will own beneficially more than 5% of the issued and outstanding Common Shares and/or Common Units immediately following, and giving effect to, the Consolidation Transactions, assuming the issuance by the Registrant of 3,333,333 Common Shares in the New Equity Investment (as defined in the Proxy Statement):

                                                                                                            Percent of
                                                                                                             Class of
                                                 Amount and Nature of          Percent of                     Common
                                                 Beneficial Ownership           Class of                      Shares/
 Name and Address                          -------------------------------       Common       Percent of      Common
of Beneficial Owner                        Common Shares      Common Units       Shares      Common Units     Units*
--------------------                       -------------      ------------       -------     ------------     -------
Damon D. Navarro ..................          32,585(1)         288,269(1)          0.8%          5.0%          5.5%
   598 Asylum Avenue
   Hartford, CT 06105

Brian A. Navarro ..................          30,215(1)         280,715(1)          0.8%          4.8%          5.4%
   598 Asylum Avenue
   Hartford, CT 06105

Grove Property Services Limited
    Partnership ...................            --              687,076(2)          --           11.8%         11.8%
   598 Asylum Avenue
   Hartford, CT 06105

Morgan Stanley Group Inc. .........
   1221 Avenue of the Americas
   22nd Floor .....................         777,778(3)            --              19.7%          --           13.4%
   New York, NY 10020

Oregon Public Employees'
Retirement Fund, by ABKB/LaSalle
Securities
Limited, as agent for Oregon Public
Employees' Retirement Fund ........         391,392(4)            --               9.9%          --            6.7%
    100 East Pratt Street
    20th Floor
    Baltimore, MD 21202

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*     Gives effect to the exchange of all Common Units for Common Shares on a one-for-one basis.

(1) Beneficial ownership of the Common Units held by certain companies and individuals which are affiliated with the Registrant (the "Grove Companies") has been attributed to such individuals based solely on their respective pro rata ownership interests in the equity of the entities included in the Grove Companies. However, because of their ability to control certain voting and/or investment decisions of the entities included in the Grove Companies, Damon and/or Brian Navarro may be deemed to have beneficial ownership of all of the Common Units held by certain of the Grove Companies pursuant to Regulation 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. See Note (2) below.

(2) Includes the Common Units that may be held by Grove Properties Services Limited Partnership, rather than by individuals, upon consummation of the Consolidation Transactions. These Common Units are also


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

      included in the beneficial ownership of Damon and Brian Navarro to the extent of their equity ownership of Grove Properties Services Limited Partnership.

(3) The Common Shares beneficially owned by Morgan Stanley Group Inc. ("Morgan Stanley") may be held in investor accounts over which Morgan Stanley has discretionary authority. Pursuant to the Securities Purchase Agreement entered into with Morgan Stanley in connection with its purchase of Common Shares in the New Equity Investment, the Registrant has (i) agreed to permit Morgan Stanley to nominate one member of the Board of Trust Managers of the Registrant and (ii) granted to Morgan Stanley certain preemptive rights in connection with future issuances (with certain exceptions) by the Registrant of Common Shares and other securities convertible into Common Shares ("Convertible Securities"); the preemptive right is to purchase (a) in the case of the issuance by the Registrant of Convertible Securities, up to the Percentage Amount of such Convertible Securities and (b) in the case of the issuance by the Registrant of Common Shares, a number of Common Shares up to that number of Common Shares such that Morgan Stanley's ownership, following such issuance, would continue to be the Percentage Amount of the issued and outstanding Common Shares plus then-exercisable "in-the-money" employee stock options. For the purposes of Morgan Stanley's Securities Purchase Agreement and the preemptive rights described in the preceding sentence, "Percentage Amount" means 20%, except in the case of any proposed issuance of Common Shares for less than $9.00 per share or any Convertible Securities where the initial conversion, exchange or exercise price, as the case may be, is less than $9.00 per Common Share, in which case the "Percentage Amount" means 25%. Morgan Stanley will retain the right to nominate a director and the preemptive rights described above until the earlier of (i) Morgan Stanley and its affiliates ceasing to own at least 10% of the issued and outstanding Common Shares and (ii) the Registrant consummating an underwritten public offering of Common Shares yielding gross proceeds of at least $40.0 million.

(4) Pursuant to the Securities Purchase Agreement entered into with the Oregon Public Employees' Retirement Fund, by ABKB/LaSalle Securities Limited, as agent for the Oregon Public Employees' Retirement Fund ("ABKB/LaSalle") in connection with its purchase of Common Shares in the New Equity Investment, the Registrant has granted to ABKB/LaSalle certain preemptive rights in connection with future issuances (with certain exceptions) by the Registrant of Common Shares and Convertible Securities; the preemptive right is to purchase (a) in the case of the issuance by the Registrant of Convertible Securities, up to 9.9% of such Convertible Securities and (b) in the case of the issuance by the Registrant of Common Shares, a number of Common Shares up to that number of Common Shares such that ABKB/LaSalle's ownership would continue to be 9.9% of the issued and outstanding Common Shares following such issuance. ABKB/LaSalle will retain the preemptive rights described above until the earlier of (i) ABKB/LaSalle and its affiliates ceasing to own at least 5.0% of the issued and outstanding Common Shares and (ii) the Registrant consummating an underwritten public offering of Common Shares yielding gross proceeds of at least $40.0 million.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GROVE REAL ESTATE ASSET TRUST


Date: February 24, 1997                 /s/ Damon Navarro
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                                        Damon Navarro
                                        President


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